Exhibit 2.3
                                  BILL OF SALE

         THIS INDENTURE WITNESSETH, that TORQUE ENGINEERING CORPORATION, an Indiana corporation, with its principal place of business situate in Elkhart County, Indiana, has this day bargained and sold, and does hereby bargain, sell, assign, transfer, set over and deliver to IPSL, INC., a corporation, of ________________ County, in the said State of Nevada, for the sum of One and 00/100 ($1.00) dollar and other good and valuable consideration, in hand paid, the receipt whereof is hereby acknowledged, the following personal property situate in Elkhart County, State of Indiana, and other locations, to-wit:

                  Please see "EXHIBIT A" attached hereto and made a part hereof by reference thereto as fully as if set forth herein for description of personal property.

         IN WITNESS WHEREOF, the said TORQUE ENGINEERING CORPORATION, has hereunto set its hand and seal, this 29th day of April, 1999.

                                          TORQUE ENGINEERING CORPORATION



                                          By: /s/ Richard W. Strefling
                                             -------------------------------
                                             RICHARD W. STREFLING, President

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ELKHART )

         TORQUE ENGINEERING CORPORATION, by its President, RICHARD W. STREFLING, being duly sworn on oath, says that said corporation is the owner of said property described in "EXHIBIT A", and the same is free and clear of all encumbrances and liens of every kind and nature whatsoever as of the date of the execution of the within Bill of Sale, and to this Affiant makes oath for the purpose of inducing the sale herein stipulated.

         DATED, this 29th day of April, 1999.

                                        TORQUE ENGINEERING CORPORATION



                                        By:/s/ Richard W. Strefling
                                           --------------------------------
                                           RICHARD W. STREFLING, President

         Subscribed and sworn to before me this 29th day of April, 1999.

My Commission Expires:

July 23, 2000                           /s/ Mary L. Bently
                                        ------------------
                                        Mary L. Bentley, Notary Public
                                        Residing in Elkhart County,
                                        Indiana




         This instrument was prepared by Michael A. Cosentino, Lawyer, 115 West Lexington Avenue, P.O. Box 1866, Elkhart, Indiana 46515.



                           TORQUE ENGINEERING (ENGINE)
                                    File List
                                                                                                       Acquisition
Sys No        Co Asset/Tax No.                 Description                                             Date
------        ----------------                 -----------                                             -----------
              Furniture & Fixtures
1             TE-003                           SAFE                                                    8/20/92
75                                             FURN & FIX                                              03/02/92
91            TE-0164                          CABINET ROTOMATIC                                       03/02/92
102           TE-0002                          TELEDYNE ROTOLITE/VAC                                   03/02/92
113           TE-0189                          BLUE PRINT STAND                                        03/22/92
114           TE-0190                          BLUE PRINT STAND                                        04/28/93
115           TE-0192                          SWITCHER                                                03/16/93
116           TE-0193                          COLOR QUAD SPILTER                                      03/16/93
122           TE-0199                          STORAGE CABINET LYON                                    05/25/93
202           7-0001                           2 PEDESTAL WOOD DESK                                    07/03/93
204           S-0317                           6 SIDE CHAIRS (CONF)                                    07/03/93
205           S-0313                           SECRETARY DESK                                          07/03/93
206           S-0315                           CONFERENCE TABLE                                        07/03/93
207           7-0004                           562 FR CHAIR                                            07/03/93
208           7-0005                           562 FR CHAIR                                            07/03/93
209           8-0114                           TELEPHONE SYSTEM                                        07/03/93
210           8-0114                           LIGHTNING PROTECTION                                    07/03/93
211           8-0114                           TELECONNECT                                             07/03/93
212           7-0016                           LOBBY SOFA                                              07/03/93
280                                            OFFICE PRIVACY PANELS                                   04/02/94
298                                            DELUXE CHAIR                                            06/30/94
321           Te-0238                          CANNON FAX MACHINE                                      01/24/95
373           S-0311                           XEROX COPIER                                            09/01/96
377           REQUEST                          OFFICE DIVIDERS (ENGINEERING)                           06/15/96
378           REQUEST                          TABLE TOPS FOR ENGINEERING                              06/25/96

              Machinery & Equipment

4             TE-0054                          HEIGHT GAGE MITUTOYO                                    11/03/92
5             TE-0055                          PINK SURFACE PLATE STAR                                 10/31/92
6             TE-0056                          SUPER FLOW BENCH                                        06/08/92
9             TE-0062                          CIRCULATOR W/ICS                                        06/16/92
10            TE-0063                          VERTICAL WATER TANK                                     08/01/92
11            TE-0067                          CENTRIFUGAL WATER PUMP                                  07/08/92
12            TE-0068                          CENTRIFUGAL WATER PUMP                                  07/08/92
92                                             SILENCER FOR DYNO                                       08/01/92
95                                             FANS W/ MOTOR DYNO                                      10/31/92
97            TE-0182-3                        2 LIQUID BSKT STRAINERS                                 02/08/93
98                                             WORK BENCHES                                            02/25/93
103           NO TAGS                          MACHINERY HOOK UPS                                      01/04/93
104           NO TAG                           HOOK UP AIR COMP & DRYER                                04/09/93
105           NO TAG                           INSTALL DISCONNECTS                                     04/12/93
106           NO TAG                           HOOK UP MACH & EQUIP                                    05/26/93
108           TE-0184                          DEPAC SYSTEM FOR SUPERFLO                               03/03/93
110           TE-0186                          SURFACE ROUGHNESS TESTER                                04/22/93
111           TE-0187                          USED HALON TANK & VALVES                                03/31/93
112           TE-0188                          COMP-SPRING TESTER                                      03/15/93


                           TORQUE ENGINEERING (ENGINE)
                                    File List

                                                                                                       Acquisition
Sys No        Co Asset/Tax No.                 Description                                             Date
------        ----------------                 -----------                                             -----------

118           TE-0195                          17 USED LOCKERS (BLUE)                                  04/12/93
119           TE-0196                          STAINLESS CRYOSTORAGE                                   06/03/93
120           TE-0197                          CUSTOM OVEN                                             06/23/93
121           TE-0198                          MOTORIZED RING GRINDER                                  05/06/93
16            TE-0074                          VALVE REFACER KWIKWAY                                   08/20/92
17            TE-0075                          SIOUX GRINDER BENCH                                     08/20/92
18            TE-0076                          VALVE REFACER NEWAY                                     08/20/92
22            TE-0080                          SUNNEN ROD & CAP GRINDER                                08/20/92
23            TE-0081                          SUNNEN PIN PRESS                                        08/20/92
24            TE-0083                          SUNNEN ROD HEATER                                       08/20/92
25            TE-0084                          ROCKWELL PISTON CUT MILL                                08/20/92
26            TE-0085                          BLAST ALL GLASS BEADER                                  08/20/92
28            TE-0088                          SK SOLVENT TANK SAFETY CL                               08/20/92
30            TE-0090                          P&H TIG & STICK WELDER                                  08/20/92
31            TE-0091                          JOHNSON CUT OFF SAW                                     08/20/92
32            TE-0092                          ROCKWELL DELTA DRILL PRES                               08/20/92
34            TE-0095                          ENGINE HOIST                                            08/20/92
36            TE-0097                          ATLAS POSITIONER                                        08/20/92
37            TE-0101                          KWIKWAY SEAT GRINDER & AR                               08/20/92
38            TE-0102                          KWIKWAY SEAT GRINDER & AR                               08/20/92
39            TE-0110                          MAZAK VERTICAL QUALITY CE                               03/02/92
40            TE-0111                          MAZAK CUSTOM COMPUTER                                   03/02/92
41            TE-0112                          AMDEK MONITOR                                           03/02/92
43            TE-0114                          SNAP ON PERFORMANCE ANALYZER                            03/02/92
45            TE-0116                          MILLER 200 WELDER                                       03/02/92
46            TE-0118/BOAT                     FUEL INJECT TEST STAND                                  03/02/92
47            TE-0119                          INST FOAM PROD PKG EQUIP                                03/02/92
50            TE-0127                          SUNNEN VERTICAL HONE                                    03/02/92
51            TE-0128                          STORM VULCAN CLEAN MACH                                 03/02/92
52            TE-0129                          SUNNEN PRECISION HON MACH                               03/02/92
53            TE-0130                          STEWART WARNER IND BAL                                  03/02/92
54            TE-0131                          SEWART WARNER DIG SCALE                                 03/02/92
55            TE-0133                          SUNNEN HORIZONTAL HONE                                  03/02/92
56            TE-0134                          MILLPORT PRECISION LATHE                                03/02/92
57            TE-0136                          ROTTLER BORING MACHINE                                  03/02/92
58            TE-0137                          STORM VULCAN & ELEC/RESUR                               03/02/92
59            TE-0138                          AMER MACH TOOL LATHE                                    03/02/92
60            TE-0139                          BRIDGEPORT 12 BH MACH                                   03/02/92
61            TE-0140                          SHARP TURRETT MILL MACH                                 03/02/92
62            TE-0141                          MAGNAFLUX MAG PART MACH                                 03/02/92
63            TE-0142                          SHELVING - METAL STEEL                                  09/30/92
64            TE-0142                          SHELVING - PARTICAL BOARD                               09/30/92
66                                             ENGINE BUILD UP PART                                    09/30/92
67                                             CRANES/YELLOS                                           09/30/92
68                                             CHAIN FALLS & TROLLEYS                                  09/30/92
70            TE-0081                          TABLE FOR PIN PRESS                                     08/20/92
71                                             5 SETS EXHAUST TAIL PIPES                               03/02/92

                           TORQUE ENGINEERING (ENGINE)
                                    File List

                                                                                                       Acquisition
Sys No        Co Asset/Tax No.                 Description                                             Date
------        ----------------                 -----------                                             -----------
73                                             SUPERFLOW DYNO                                          03/02/92
124           TE-0201                          VALVE SPRING COMPRESSOR                                 05/13/93
128           TE-0205                          DEPAC FUEL LOW TANK                                     06/17/93
130           NO TAGS                          SHOP BENCHES                                            06/15/93
132           NO TAGS                          2 SOLENOID VALVES                                       06/24/93
134           ENGRAVE                          DRIVESHAFT FOR DYNAMOMET                                06/24/93
155           NO TAG                           SOFTWARE FOR DYNO                                       03/02/92
156           NO TAG                           TECHMAX BLEC CONT VALVE                                 03/02/92
157           NO TAG                           LARGE DYNO MUFFLER                                      03/02/92
158           NO TAG                           ENGINE CARTS & STANDS                                   03/02/92
159           NO TAG                           PATTERSON HEADER (1)                                    03/02/92
160           NO TAG                           CONSOLE GAUGES                                          03/02/92
161           NO TAG                           PATTERSON HEADER (2)                                    03/02/92
163           NO TAG                           PLATFORM LADDER ROLLING                                 03/02/92
164           NO TAG                           FAN WHEELS                                              03/02/92
165           TE-0150                          6 SHELVES                                               03/02/92
166           TE-0154                          BOLT BIN BLACK                                          03/02/92
167           TE-0155                          CRANK RACK BLUE                                         03/02/92
168           TE-0156                          AIR COMPRESSOR 20 HP                                    03/02/92
169           TE-0159                          MILWAUKEE CHOP SAW                                      03/02/92
170           TE-0161                          CABINET DAYTON 2 DR                                     03/02/92
171           TE-0162                          BARREL DOLLEY WESCO ORANG                               03/02/92
174           TE-0167                          SUNNEN 2DR BLUE ROLLER                                  03/02/92
176           TE-0171                          BARREL RACK BLUE                                        03/02/92
177           TE-0177                          PALLET TRUCK LBM 1500 CAP                               03/02/92
178           TE-0179                          TESTER STAND                                            03/02/92
179           TE-0181                          AXE SMALL PARTS WASHER                                  03/02/92
180           TE-0057                          HOIST MILWAUKEE 1 TON                                   03/02/92
181           TE-0059                          HOIST MILWAUKEE 2 TON                                   03/02/92
182           TE-0060                          HOIST YALE 1000 LB                                      03/02/92
184           TE-0064                          BERKLEY WATER PUMP 10 HP                                03/02/92
185           TE-0065                          DURGLASS3/4HP WATER PMP                                 03/02/92
186           TE-0066                          TEEL 3 HP WATER PUMP                                    03/02/92
192           TE-0180                          AXE PARTS WASHER RED                                    03/02/92
193           TE-0117                          BALDOR GRINDER - BUFFER                                 03/02/92
194           TE-0120                          TRU SQUARE TUMBLER ULTRA                                03/02/92
195           TE-0122                          CUSTOM PRESS                                            03/02/92
196           TE-0123                          WILTON BELT GRINDER                                     03/02/92
187           TE-0069                          SUPERFLOW 109 CONTROL CON                               03/02/92
188           TE-0071                          BALTIMOR AIR COIL EXCH                                  03/02/92
189           TE-0082                          SUNNEN ROD HEATER                                       03/02/92
190           TE-0160                          JIB KNEE CRANE                                          03/02/92
197           TE-0124                          DAYTON COMM TOOL GRINDER                                03/02/92
198           TE-0132                          SCARRET GRANNET STONE                                   03/02/92
199           TE-0135                          ROCKWELL PED GRINDER                                    03/02/92
201                                            TURBINE METER ETC                                       06/11/93
224                                            ELECTRO-CHEM MARKING ASMB                               08/05/93

                           TORQUE ENGINEERING (ENGINE)
                                    File List

                                                                                                       Acquisition
Sys No        Co Asset/Tax No.                 Description                                             Date
------        ----------------                 -----------                                             -----------

225                                            ELEPHANT FEET                                           08/07/93
226                                            SHELVING                                                08/07/93
227                                            4" AIRFLOW NOZZLE W/SENSR                               08/07/93
229                                            TUTHIL INTERNAL GEAR PUMP                               08/10/93
231                                            CONTOUR MACHINE                                         08/10/93
234                                            PUMP/MOTOR ASSEMBLY                                     09/04/93
235                                            PUMP/MOTOR ASSEMBLY                                     09/04/93
236                                            ELEPHANT FEET                                           09/04/93
237                                            DYNO EQUIPMENT                                          09/04/93
238                                            KNEE BRACE JIB CRANE KIT                                09/04/93
239                                            CHAIN HOISTS                                            09/04/93
240                                            DRY SUMP TANK W/ HEATER                                 09/10/93
243                                            DYNO EQUIPMENT                                          09/30/93
245                                            DYNAMOMETER                                             10/30/93
246                                            TUTHIL INTERNAL GEAR PUMP                               10/30/93
247                                            DYNO EQUIPMENT PANELS                                   10/30/93
248                                            UDC DIGITAL CONTROLLER                                  10/30/93
249                                            3" AIFLOW NOZEL W/ SENSR                                10/30/93
250                                            DEPAC DYNO SYSTEM                                       11/27/93
251                                            FUEL PUMP & AIR LINES                                   11/27/93
252                                            HONEYWELL VALVE W/ CONTRLR                              11/27/93
253           TE-0236                          4TH AXIS ROTARY TABLE                                   11/27/93
254                                            DIAL BORE GAGE                                          11/27/93
255                                            DIAL BORE GAGE/EXT RODS                                 11/27/93
256                                            RECEPT FOR SEA PUMP                                     12/31/93
257                                            PUSH BUTTONS TO CONSOLE                                 12/31/93
258                                            CALB-DOM W/FLOW                                         12/31/93
259                                            ALUMINUM AIR BOX W/CLAMPS                               12/31/93
260                                            MANUAL CHAIN HOIST                                      12/31/93
261                                            TOP/BOTTOM GUARDS & READR                               12/31/93
262                                            CRS TUBES                                               12/31/93
263                                            214 GA SS ENCLOSURES                                    12/31/93
264                                            DRAIN CONNECTION DYNO RM                                12/31/93
265                                            WIRE WAY FOR DYNO CELL                                  12/31/93
266                                            3 PH GAS PUMP WIRING                                    12/31/93
267                                            DYNO ROOM SET UP                                        12/31/93
268                                            DYNO CELL DUCT WORK                                     12/31/93
269                                            DYNO ROOM ELECTRIC WORK                                 12/31/93
271                                            DC POWER SUPPLY & GAS VLV                               12/31/93
317           REQUEST                          SHELVING/PARTS ROOM                                     12/13/94
319           BOAT                             TRANSOM PLATE ASSY/DRIVE LINE                           01/06/95
320           BOAT                             DRIVE 6 SPPEDMASTER/RT HAND                             01/06/95
323           TE-0216                          MODEL U416 METAL BRAKE                                  02/03/95
324           TE-0217                          MODEL 152 METAL SHEAR                                   02/03/95
329           BOAT                             1995 41" VELOCITY (TEST BOAT)                           02/14/95
330           TE-0220                          36" SANDBLAST CABINET                                   02/01/95
331           TE-0218                          24" MAN BEAD ROLLER W/MANDERELS                         02/09/95

                           TORQUE ENGINEERING (ENGINE)
                                    File List

                                                                                                       Acquisition
Sys No        Co Asset/Tax No.                 Description                                             Date
------        ----------------                 -----------                                             -----------
332                                            NITGEON STORAGE TANK XC 34/18 M                         03/08/95
333           TE-0221                          ACU-RITE CONTROLLER ON BRIDGEP                          04/01/95
334           REQUEST                          9" LFS90 W/MULTIFILTER ASSMBLD/LF                       04/03/95
335           REQUEST                          36 GAL TANK COMPLETE NON CAT-CO                         05/15/95
337           TE-0222                          SNK MODEL FSP-50H                                       06/22/95
339           TE-0223                          MODEL 101 SEAT & GUIDE MACHINE                          07/31/95
343           NONE                             HYDROLIC PULL                                           06/21/95
346           NONE                             DYNO DRIVESHAFT ASSEMBLY                                10/24/95
349           REQUEST                          DYNO FLOWMETER                                          12/01/95
350           REQUEST                          AMPLIFIER                                               12/01/95
352           REQUEST                          WAREHOUSE RACKING                                       03/05/96
357           NONE                             PARTS & LABOR FOR SNK MACHINE                           05/01/96
359           TE-0219                          CARBOLOY MILLING CUTTER                                 06/03/96
272                                            NYCON & LMST FOR DYNO PIT                               12/31/93
273                                            REPRUGERATED DRYER                                      04/03/93
274                                            STAINLESS FLEX W/CLAMP                                  12/31/93
275                                            PLATE W PROTEC THREADS                                  08/07/93
276           TE-0237                          LIFT TRUCK-MITSUBISHI                                   02/17/94
278                                            ELEPHANT FEET                                           01/06/94
279                                            STD HEAT EXCHANGER                                      01/14/94
282                                            SUMP PIPING/COOLING LINES                               04/02/94
283                                            DIGIMATIC HEIGHT GAGE 24"                               04/02/94
284                                            HOOK UP FREQUENCY CONVERT                               04/02/94
285                                            FUEL FLOW BENCH 11/2HP                                  04/01/94
291                                            PIPE/WIRE FOR 5HP SUMP PM                               04/30/94
286                                            25HP MOTOR AND INVERTER                                 04/01/94
292                                            GOULDS 3 PHASE & FLOAT SW                               04/30/94
293                                            SHELVING                                                04/30/94
294                                            DYNO TANK                                               04/30/94
303                                            FLOOR TOOL BOX                                          08/06/94
304                                            COMP SLIDE MILLING & DRILL TABLE                        07/12/94
305                                            DYNO COOLING TOWER CENTRIFUGA                           07/14/94
306           NONE                             COOLING TOWER                                           08/24/94
308           NONE                             HOLETEST BORE GAGES                                     09/07/94
309           REQUESTED                        HOLETEST BORE GAGES                                     09/07/94
310           REQUESTED                        HOLEST BORE GAGES                                       09/07/94
311           REQUESTED                        HOLETEST BORE GAGES                                     09/07/94
312           NONE                             CONTROL TRANSFORMER                                     09/12/94
313           REQUEST                          GRINDER                                                 10/28/94
314           REQUEST                          PS1000 ROD SCOPE KIT                                    12/15/94
315           TE-0215                          15" REGAL LATHE                                         12/20/94
360           DYNO                             3-150# PRESSURE TRANSDUCER                              06/14/96
368           DYNO                             100# PRESSURE SENSOR                                    06/21/96
369           REQUEST                          DUST COLLECTOR                                          06/19/96
374           7-0548                           CHEVALIER SURFACE GRINDER                               09/01/96
407           REQUEST                          CL26 CALIBRATION KIT                                    11/01/97
382           SOFTWARE                         LEVEL 3 UPDATE TO V6                                    08/06/96

                           TORQUE ENGINEERING (ENGINE)
                                    File List

                                                                                                       Acquisition
Sys No        Co Asset/Tax No.                 Description                                             Date
------        ----------------                 -----------                                             -----------
390           SOFTWARE                         SOLIDWORKS 97                                           02/06/97
393           REQUEST                          15" MONITOR                                             05/22/97
402           REQUEST                          HP 6PSE LASER PRINTER                                   07/24/97
411           NONE                             DRAFTPAK UPGRADE 7.55 DOS/WIN-3.5                       06/07/97
413           REQUEST                          GATEWAY 2000 486/33 W/ 14" MONITO                       01/06/98

              Tooling

74                                             TOOLS & FIXTURES MAZAK                                  03/02/92
109           TE-0185                          SETTING FIXTURE                                         02/11/93
123           TE-0200                          VALVE GUIDE GAGE SET                                    05/04/93
135           ENGRAVE                          DIAL BORE GAUGE                                         02/11/93
277                                            FLOW BENCH TOOLS                                        01/07/94
366           NONE                             BASE FLAME ARRESTOR PATTERN                             07/19/96
367           NONE                             COVER FLAME ARRESTOR PATTERN                            07/19/96
371           NONE                             CHANGE ROCKER COVER TOOLING                             08/06/96
385           TOOLING                          FLYWHEEL HOUSING QB60181B                               10/21/96
396           TOOLING                          LANDIS PROFILE BAR                                      06/12/97
397           TOOLING                          HYDRAULIC EXPANSION ARBOR                               06/12/97
398           TOOLING                          BROACH                                                  06/12/97
399           TOOLING                          BROACH STUD                                             06/12/97
400           TOOLING                          SHAVE FIXTURE                                           06/12/97

              V-12 Tooling

99            ENGRAVE                          HONE UNIT                                               02/23/93
136           NO TAGS                          COLLECT CHUCKS                                          07/15/92
137           TE#1021                          BORING HEAD                                             09/15/92
138           TE#1022                          BORING HEAD                                             09/15/92
139           TE#1023                          BORING HEAD                                             09/15/92
140           TE#1024                          BORING HEAD                                             09/15/92
141           TE#1024                          BORING HEAD                                             09/15/92
142           TE#1028-55                       TOOL HOLDERS                                            09/15/92
347           NONE                             HONE UNIT                                               10/25/95













                         TORQUE ENGINEERING CORPORATION
                                                                   Schedule 6.07
                                  SOFTWARE LIST
Software which appears to be transferable is includes in the asset sale to that extent.

SOFTWARE                                        INSTALLED          LICENSE         MEDIA           TRANSFERABLE
--------                                        ---------          -------         -----           ------------
1st ACT                                            YES               YES            YES                 YES
ADAPTEC 7800                                       YES               YES            YES                 YES
AIRDUCT                                             NO               YES            YES                 YES
ANYKEY                                             YES               YES            YES                 YES
ATI LOCAL BUS                                      YES               YES            YES                 YES
CADKEY                                             YES               YES            YES                 YES
CAMLINK                                            YES               YES            YES                 YES
COLORADO BACKUP                                    YES               YES            YES                 YES
COMPUSERVE                                         YES               YES            YES                 YES
CONTROLLED IND.                                     NO               YES            YES                 YES
DIRECTVIEW                                         YES               YES            YES                 YES
DISK MGR.                                           NO               YES            YES                 YES
DOS ALL VER.                                       YES               YES            YES                 YES
DRAFT-PAK                                          YES               YES            YES                 YES
EDIT                                               YES               YES            YES                 YES
EDIT 80                                            YES               YES            YES                 YES
FASTSURF                                            NO               YES            YES                 YES
FAX WORKS                                           NO               YES            YES                 YES
FLOW BENCH                                         YES               YES            YES                 YES
IMPACT                                              NO               YES            YES                 YES
INTERCHANGE                                         NO               YES            YES                 YES
LAN DRIVERS ALL                                    YES               YES            YES                 YES
LANTASTIC                                           NO               YES            YES                 YES
NORTON ANTI-VIRUS                                  YES               YES            YES                 YES
NORTON COMMANDER                                    NO               YES            YES                 YES
NORTON NT TOOLS                                    YES               YES            YES                 YES
OFFICE PROFESSIONAL                                YES               YES            YES                 YES
OKIDATA                                            YES               YES            YES                 YES
PARADOX                                            YES               YES            YES                 YES
PC TOOLS                                           YES               YES            YES                 YES
PC WRITE                                            NO               YES            YES                 YES
PHOTO ENHANCER                                     YES               YES            YES                 YES
QA-PLUS DIAGNOSTIC                                  NO               YES            YES                 YES
QEMM                                                NO               YES            YES                 YES
QUATRO PRO                                         YES               YES            YES                 YES
SMART CAM                                          YES               YES            YES                 YES
SNAP-MASTER                                        YES               YES            YES                 YES
SOLID WORKS ALL VER.                               YES               YES            YES                 YES
SOUND BLASTER                                      YES               YES            YES                 YES
SPRING TEST PROGRAM                                 NO               YES            YES                 YES


STACKER                                             NO               YES            YES                 YES
WINDOWS ALL VER.                                   YES               YES            YES                 YES
WORDPERFECT 5.1                                    YES               YES            YES                 YES
WORKS                                               NO               YES            YES                 YES



                         TORQUE ENGINEERING CORPORATION
                     ASSET LIST - OFF PREMISE MOLDS/PATTERNS

Schedule 5.07

Alum-Alloy Co., Inc.           Gear Case and Dist. Case
603 South Hope Ave.                 Front cover/gear case - p/n 1001
Ontario, CA 91761                   Front cover "A" - p/n 1002
                                    Cover "B" - p/n 1003
                                    Dist. Housing-rear case - p/n 1005
                                    Dist. Housing-front case - p/n 1005
                               Intake Runner - p/n 1007
                               Intake  Plenum
                               -  p/n  1008
                               Valve Cover - p/n 1009

Dart Machine                   Cylinder Heads for V-12
1580 Rossi Dr.                      Mold/Patter located at
Oldcastle, Ontario NOR1LO           Ross Aluminum
                                    Sidney, OH

Consolidated Foundries, Inc.   V-12 Engine Block
Box 513540                     Bell Housing
Los Angeles, CA 90051-3540     Valve Center

K&F Foundry                    Flame Arrestor
                                    Base - p/n MA60293A
                                    Cover - p/n MA60294A

Max Castings Company           Gear Case (GCM) p/n FA50104A
116 Paw Paw Ave.               Flywheel Housing p/n QB60181B
P.O. Box 1326                  Sea Pump Housing
Benton Harbor, MI 49022        Power Steering Housing

Johns Pattern & Mold Co.       Stack Adaptor Pattern
1450 Jerome St.                Intake Manafold Pattern
P.O. Box 755                   Water outlet manafold
Niles, MI 49120


                         TORQUE ENGINEERING CORPORATION
                     ASSET LIST - OFF PREMISE MOLDS/PATTERNS

                                                                   Schedule 5.07

                                                                                BOOK VALUE
                                                                                ----------
Alum-Alloy Co., Inc.                     Gear Case and Dist. Case                   $4,740
603 South Hope Ave.                          Front cover/gear case - p/n 1001        4,143
Ontario, CA 91781                            Front cover "A" - p/n 1002              3,842
                                             Cover "B" - p/n 1003                    5,962
                                             Dist. Housing-rear case - p/n 1005      3,130
                                             Dist. Housing-front case - p/n 100      2,480
                                         Intake Runner - p/n 1007                    5,340
                                         Intake Plenum - p/n 1008                   16,000
                                         Valve Cover - - p/n 1009                    2.475

Dart Machine                             Cylinder Heads for V-12                    94,000
1580 Rossi Dr.                               Mold/Pattern located at
Oldcastle, Ontario NOR1LO                    Ross Aluminum
                                             Sidney, OH

Consolidated Foundries, Inc.             V-12 Engine Block                         125,000
Box 513540                               Bell Housing
Los Angeles, CA 90051-3540               Valve Cover

K&F Foundry                              Flame Arrestor                              1,100
                                             Base - p/n MA60293A
                                             Cover - p/n MA60294A

Max Castings Company                     Gear Case (GCM) - p/n FA50104A               2550
116 Paw Paw Ave.                         Flywheel Housing - p/n QB60181B              2200
P.O. Box 1326                            Sea Pump Housing
Benton Harbor, MI 49022                  Power Steering Housing

Johns Pattern & Mold Co.                 Stack Adaptor Pattern           In-process
1450 Jerome St.                          Intake Manafold Pattern         In-process
P.O. Box 755                             Water outlet manafold           In-process
Niles, MI 49120                                                               ------------
                                                                    TOTAL     $    272,962
                                                                              ============

                                       4

                            ASSET PURCHASE AGREEMENT
                      SCHEDULE 5.08 - INTELLECTUAL PROPERTY

Patents:

         Engine   Lubrication  System U.S.  Patent  Application  No.  08/866,635
         Filed 5-30-97


Trademarks:
         Torque Engineering Corporation, Registration No. 1,990,691 8-6-96 Torque Engineering Corporation, Registration No. 1,920,431 9-19-95



Copyrights:
         None

Schedule 5.08(a) - No Exceptions.

Schedule 5.08(b) - No Exceptions.

                            ASSET PURCHASE AGREEMENT
                            SCHEDULE 5.17 - INVENTORY


Engine Inventory at cost (as of 12-31-98)
Engine Parts (Schedule 5.17a)* ............................   $118,730
R & D Parts Inventory (Schedule 5.17.b) ...................    362,285
In- process Engine Inventory  (Schedule  5.17.c)**
Estimated R & D Net Inventory purchased after 12-31-98 thru

         3-31-99 (Schedule 5.17.d)*** .....................     45,518
                                                              --------
         Total ............................................   $526,533
                                                              --------

*Books reflect a write down of the old Lightning inventory of $92,250 not reflected in the above numbers leaving a net engine inventory per books $30,941.

**There is no assigned cost for the In-process Engine Inventory.

***An inventory was taken at the end of December, 1998, no inventories since that time.

                                                TORQUE ENGINEERING
                                             VENDOR LIST (ENGINE ONLY)



VENDOR NO    VENDOR NAME                       ADDRESS
------------ --------------------------------- --------------------------------------------------------------
012770      ANGELUS PATTERN WORKS              2084 BELGRAVE                        HUNTINGTON PK, CA 90265
020043      AUTOMOTIVE RACING PROD             250 QUAIL COURT                      SANTA PAULA, CA 93060
051037      C&S MACHINE PRODUCTS, INC.         215 S POST ROAD                      BUCHANAN, MI 49107
051525      CAMSHAFT MACHINE CO                PO BOX 861238                        ORLANDO, FL 32886-1238
064495      COAN ENGINEERING                   1602 E HAVENS ST                     KOKOMO, IN 46901
065140      CORPORATE SOFTWARE SOLUTIONS       3700 VANGUARD DR SUITE A             FT WAYNE 46809-3301
051032      CV PRODUCTS                        PO BOX 915                           THONASVILLE, NC 27361
076025      D&B ENVIRONMENTAL                  401 LINCOLN WAY WEST                 OSCEOLA, IN 46561
076751      DARTON INTERNATIONAL               2380 CAMINO VIDA ROBLE SUITE J&K     CARLSBAD, CA 92009-1507
159160      GILBREATH MARINE TECH              243 ELDENBURG RD                     ORIEST RIVER, ID 83856
225987      J&L INDUSTRIAL SUPPLY              1028 SOLUTION CTR                    CHICAGO, IL 60677-1000
225980      J.E. PISTONS, INC.                 15681 COMPUTER LANE                  HUNTINGTON BEACH, CA 92649
225982      JGM AUTOMOTIVE TOOLING             5355 INDUSTRIAL DR                   HUNTINGTON BEACH, CA 92649
239777      JOHNS PATTERN & MODEL              PO BOX 755                           NILES, MI 49120
239779      JOHNSON'S HIGH TECH                701-B ARROYO AVE                     SAN FERNANDO, CA 83140
268175      KRUIS MOLD & ENGINEER              2221 INDUSTRIAL PARKWAY              ELKHART, IN 46516-5497
301920      MAX CASTING COMPANY                PO BOX 1326                          BENTON HARBOR, MI 49022
305566      MERCURY MARINE                     PO BOX 96964                         CHICAGO, IL 60693
315258      MOTION INDUSTRIES, INC.            PO BOX 98387                         CHICAGO, IL 60693
330347      NELSON FUEL, INC                   1511 SOUTH OLIVE ST.                 SOUTH BEND, IN 46619-4297
340205      NORTH SIDE AUTO PARTS              140 CR 6 WEST                        ELKHART, IN 46514
376585      PANTHER ELECTRONICS                PO BOX 700702                        ST CLOUD, FL 34770-0702
453273      SCHUPAN ALUMINUM SALES             PO BOX 77000                         DETROIT, MI 48277-0682
475980      T&D MACHINE PRODUCTS               4859 CONVAIR DR                      CARSON CITY, NV 89706
433847      THE RIDGE CO., INC.                PO BOX 2859                          SOUTH BEND, IN 46680
492529      TREND PERFORMANCE PRODUCTS IN      23444 SCHOENHERR RD                  WARREN, MI 48089
530180      VEHICLE SPECIALTIES, INC           7940 NEW JERSEY AVE                  HAMMOND, IN 46323
533794      VIBRATECH, INC                     PO BOX 96856                         CHICAGO, IL 60693
